UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

GREENS WORLDWIDE INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona	000-25025	86-0718104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

346 Woodland Church Road Hertford, North Carolina		27944
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 252-264-2064

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Greens Worldwide Incorporated (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of March 22, 2007, by and among the Company and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC (collectively, the “Investors”). The transactions contemplated by the Purchase Agreement resulted in a new funding of $625,000 into the Company and a restructuring of the Company’s relationship with the Investors. The Company, the Investors and certain affiliates of the Investors also entered into a Release Agreement (the “Release Agreement”), dated as of March 22, 2007, under which the parties agreed to terminate any prior agreements among the parties and to release the other parties from any potential claims. The Company completed these transactions on March 22, 2007. A copy of the Purchase Agreement and the Release Agreement are being filed as Exhibits 10.1 and 10.2 to this report, respectively, and are incorporated by reference into this Item 1.01.

The Purchase Agreement provided for the sale by the Company to the Investors of callable secured convertible notes with an aggregate face amount of $7,807,500, including interest (the “New Notes”). The New Notes are due and payable on March 22, 2010 (the “Maturity Date”). The Company is not required to make any payments until the Maturity Date, but it has the option to prepay the amounts due under the New Notes in whole or in part at any time. The New Notes are convertible into common stock of the Company at a 75% discount to the then current fair market value of the Company’s common stock as defined in the New Notes. A copy of the form of New Note is being filed as Exhibit 10.3 to this report and is incorporated by reference into this Item 1.01.

In addition, the Purchase Agreement provided for the issuance by the Company to the Investors of warrants to purchase 40,000,000 shares of the Company’s common stock (the “Warrants”). Each Warrant permits its holder to acquire shares of the Company’s common stock at an exercise price of $0.11 per share at any time through March 22, 2014. The 40,000,000 shares to be potentially issued pursuant to the Warrants, in the aggregate, equal approximately 124% of the number of outstanding shares of the Company’s common stock on March 22, 2007. The Company has agreed to amend its Articles of Incorporation to increase the number of shares authorized for issuance in order to have enough shares available for issuance upon the exercise of the Warrants or the conversion of the New Notes. The amendment to the Company’s Articles of Incorporation would require the approval of the majority of votes entitled to be cast on the amendment.

In exchange for the New Notes and the Warrants, the Investors and their affiliates surrendered warrants to purchase 138,000,000 shares of the Company’s common stock and the Investors surrendered promissory notes with an aggregate face amount of $4,580,000, excluding interest (the “Old Notes”), issued pursuant to that Securities Purchase Agreement dated as of September 16, 2005, that Securities Purchase Agreement dated as of July 31, 2006, that Securities Purchase Agreement dated as of September 19, 2006, that Letter Agreement dated as of October 13, 2006, and that Letter Agreement dated as of November 20, 2006 (collectively, the “Terminated Agreements”). Of the Old Notes, $2,480,000 required the Company to pay that amount at the end of their term and $2,100,000 required the Company to pay current interest of 6% on a quarterly basis and all remaining principal and interest at the end of their term.

As a condition to entering into the Purchase Agreement, the Company and the Investors entered into a Registration Rights Agreement, dated March 22, 2007, under which the Company granted the Investors certain registration rights. In addition, a strategic partner of the Company guaranteed the collectability of $625,000 of the principal amount of the New Notes pursuant to that Guaranty of Collection dated March 22, 2007 (the “Guaranty”), and the Company entered into a security agreement that granted the Investors a first priority security interest in all of the Company’s goods, inventory, contract rights, general intangibles, receivables, documents, instruments, chattel paper, files, records, books of account, business papers and computer programs. A copy of the Guaranty is being filed as Exhibit 10.4 to this report and is incorporated by reference into this Item 1.01.

A copy of the press release that the Company issued on March 23, 2007 with respect to the Purchase Agreement is being filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

The termination of the Terminated Agreements is set forth in Item 1.01 above and is incorporated by reference into this Item 1.02. The material terms of the Terminated Agreements are disclosed in Item 1.01 of the Company’s Current Reports on Form 8-K filed on August 8, 2006 and February 8, 2007 and are incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The terms of the New Notes are set forth in Item 1.01 above and are incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement among Greens Worldwide Incorporated, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC dated March 22, 2007.

10.2	Release Agreement among Greens Worldwide Incorporated, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, New Millennium Capital Partners II, LLC, Andara Corporation and Dutchess Advisors, LLC dated March 22, 2007.

10.3	Form of Promissory Note by Greens Worldwide Incorporated and issued to each of AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC.

10.4	Guaranty of Collection by and among John Woodall, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC dated March 22, 2007.

99.1	Press Release dated March 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENS WORLDWIDE INCORPORATED

Date: March 28, 2007	By:	/s/ William A. Conwell
William A. Conwell
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Securities Purchase Agreement among Greens Worldwide Incorporated, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC dated March 22, 2007.

10.2	Release Agreement among Greens Worldwide Incorporated, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, New Millennium Capital Partners II, LLC, Andara Corporation and Dutchess Advisors, LLC dated March 22, 2007.

10.3	Form of Promissory Note by Greens Worldwide Incorporated and issued to each of AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC.

10.4	Guaranty of Collection by and among John Woodall, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC dated March 22, 2007.

99.1	Press Release dated March 23, 2007.